UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.    20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

April 2, 2007

TXCO RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9120	84-0793089
(State of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

777 E. Sonterra Blvd., Suite 350
San Antonio, Texas	78258
(Address of principal executive offices)	(Zip Code)

(210) 496-5300
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

     On April 5, 2007, we filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, the closing of our acquisition of Output Exploration, LLC, a Delaware limited liability company (“Output”) on April 2, 2007. This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Initial Report to include the financial statements required by Item 9.01. No other amendments to the Initial Report are being made by the Amendment.

Item 9.01                      Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Audited consolidated balance sheets of Output Exploration, LLC and Subsidiary as of December 31, 2006, and 2005, and the related consolidated statements of operations, changes in members' equity and cash flows for each of the three years in the period ended December 31, 2006; a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated by reference.

Unaudited consolidated balance sheets of Output Exploration, LLC and Subsidiary as of March 31, 2007, and 2006, and the related consolidated statements of operations, changes in members' equity and cash flows for the three month periods ended March 31, 2007 and 2006; a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated by reference.

(b)	Pro Forma Financial Information

Unaudited pro forma consolidated balance sheet as of March 31, 2007, and the related consolidated statement of operations for the quarter then ended, a copy of which is attached as Exhibit 99.3 to this Current Report on Form 8-K/A and is incorporated by reference.

Unaudited pro forma consolidated statement of operations for the year ended December 31, 2006, a copy of which is attached as Exhibit 99.4 to this Current Report on Form 8-K/A and is incorporated by reference.

(c)	Exhibits

Exhibit Number	Exhibit Title

23.1	Consent of UHY LLP

99.1
Audited consolidated balance sheets of Output Exploration, LLC and Subsidiary as of December 31, 2006, and 2005, and the related consolidated statements of operations, changes in members' equity and cash flows for each of the three years in the period ended December 31, 2006

99.2
Unaudited consolidated balance sheets of Output Exploration, LLC and Subsidiary as of March 31, 2007, and 2006, and the related consolidated statements of operations, changes in members' equity and cash flows for the three month periods ended March 31, 2007 and 2006

99.3	Unaudited pro forma consolidated balance sheet as of March 31, 2007, and the related consolidated statement of operations for the quarter then ended

99.4	Unaudited pro forma consolidated statement of operations for the year ended December 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

TXCO Resources Inc.

Dated: June 15, 2007	/s/ P. Mark Stark
P. Mark Stark
Chief Financial Officer
(Principal Accounting and Financial Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Title

23.1	Consent of UHY LLP

99.1
Audited consolidated balance sheets of Output Exploration, LLC and Subsidiary as of December 31, 2006, and 2005, and the related consolidated statements of operations, changes in members' equity and cash flows for each of the three years in the period ended December 31, 2006

99.2
Unaudited consolidated balance sheets of Output Exploration, LLC and Subsidiary as of March 31, 2007, and 2006, and the related consolidated statements of operations, changes in members' equity and cash flows for the three month periods ended March 31, 2007 and 2006

99.3	Unaudited pro forma consolidated balance sheet as of March 31, 2007, and the related consolidated statement of operations for the quarter then ended

99.4	Unaudited pro forma consolidated statement of operations for the year ended December 31, 2006